Exhibit 10.14

EXECUTION COPY

SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”) dated as of February 4, 2008, among Intelsat (Bermuda), Ltd., a Bermuda exempted company (“Intelsat Bermuda”), Intelsat Jackson Holdings, Ltd., a Bermuda exempted company and a direct wholly owned subsidiary of Intelsat Bermuda (“Intelsat Jackson”), Intelsat Subsidiary Holding Company, Ltd., a Bermuda exempted company and an indirect wholly owned subsidiary of Intelsat Bermuda (the “Issuer”), and Wells Fargo Bank, National Association, a national banking association, as trustee under the indenture referred to below (the “Trustee”).

W I T N E S S E T H :

WHEREAS Intelsat Bermuda, as it existed prior to the transfer of its assets and liabilities to the Issuer, and Intelsat, Ltd., a company organized under the laws of Bermuda, have heretofore executed and delivered to the Trustee an Indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of January 28, 2005, providing for the issuance of 8 1/4% Senior Notes due 2013 and 8 5 /8% Senior Notes due 2015 (collectively, the “Notes”), initially in the aggregate principal amount of $875,000,000 and $675,000,000, respectively;

WHEREAS the Subsidiary Guarantors have heretofore executed and delivered to the Trustee a supplemental indenture dated as of January 28, 2005, providing for their guarantee of the Notes;

WHEREAS Intelsat Bermuda has heretofore transferred its assets and liabilities to the Issuer on March 3, 2005;

WHEREAS Intelsat Bermuda, the Issuer, Intelsat, Ltd. and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee a Second Supplemental Indenture dated as of March 3, 2005, whereby the Issuer assumed all of Intelsat Bermuda’s obligations under the Indenture and the Notes, and Intelsat, Ltd. and the Subsidiary Guarantors confirmed that each of their guarantees applies to the Issuer’s obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in the Indenture and the Notes;

WHEREAS Intelsat Bermuda has heretofore executed and delivered to the Trustee a Third Supplemental Indenture dated as of March 3, 2005, providing for its guarantee of the Notes;

WHEREAS Intelsat UK Financial Services Ltd. has heretofore executed and delivered to the Trustee a Fourth Supplemental Indenture dated as of December 28, 2005, providing for its guarantee of the Notes;

WHEREAS Intelsat Bermuda has heretofore transferred substantially all of its assets and liabilities, including its guarantee of the Notes, to Intelsat Intermediate Holding Company, Ltd., a company organized under the laws of Bermuda (“Intermediate Holdco”), on July 3, 2006;

WHEREAS Intelsat Bermuda, Intermediate Holdco and the Issuer executed and delivered to the Trustee a Fifth Supplemental Indenture dated as of July 3, 2006, whereby Intelsat Bermuda unconditionally guaranteed all the Issuer’s obligations under the Notes and Intermediate Holdco affirmed its guarantee of the Issuer’s obligations under the Indenture and the Notes;

WHEREAS on the date hereof, Intelsat Bermuda has transferred certain of its assets and liabilities, including its guarantee of the Notes, to Intelsat Jackson;

WHEREAS Intelsat Bermuda desires to execute and deliver to the Trustee a supplemental indenture pursuant to which Intelsat Bermuda shall unconditionally guarantee all the Issuer’s obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein;

WHEREAS Intelsat Jackson desires to affirm the Guarantee of the Notes that it assumed under an assignment and assumption agreement in connection with Intelsat Bermuda’s transfer of substantially all of its assets and liabilities to Intelsat Jackson;

WHEREAS Section 11.04 of the Indenture provides that in connection with this Sixth Supplemental Indenture, the Issuer shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that, in the opinion of such officers or such counsel, as applicable, all conditions precedent provided for in the Indenture relating to this Sixth Supplemental Indenture have been satisfied, and such Officers’ Certificate and Opinion of Counsel have been delivered to the Trustee on the date hereof; and

WHEREAS pursuant to Section 9.01 of the Indenture, the Issuer and the Trustee are authorized to execute and deliver this Sixth Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Intelsat Bermuda, Intelsat Jackson, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1. Defined Terms. As used in this Sixth Supplemental Indenture, capitalized terms defined in the Indenture and not otherwise defined herein have the meanings assigned such terms in the Indenture. The words “herein,” “hereof” and hereby and other words of similar import used in this Sixth Supplemental Indenture refer to this Sixth Supplemental Indenture as a whole and not to any particular section hereof.

2. Agreement to Guarantee. Intelsat Bermuda hereby agrees, jointly and severally with all existing Guarantors, to unconditionally guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes applying to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture; provided, that the Issuer may, upon notice to the Trustee, automatically release and discharge Intelsat Bermuda’s Guarantee if and for so long as Intelsat Bermuda was not obligated to become a Guarantor pursuant to the terms of the Indenture.

3. Affirmation of Guarantee. Intelsat Jackson hereby affirms its Guarantee of the Issuer’s obligations under the Notes and hereby agrees, jointly and severally with all existing Guarantors, to unconditionally guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes applying to a Guarantor and to perform all of the obligations and agreements of a Guarantor under the Indenture; provided, that the Issuer may, upon notice to the Trustee, automatically release and discharge Intelsat Jackson’s Guarantee if and for so long as Intelsat Jackson was not obligated to become a Guarantor pursuant to the terms of the Indenture.

4. Notices. All notices or other communications to Intelsat Bermuda or Intelsat Jackson shall be in writing and delivered in person, via facsimile or mailed by first-class mail addressed as follows, with copies as provided in Section 11.02 of the Indenture:

Intelsat (Bermuda), Ltd. / Intelsat Jackson Holdings, Ltd.

c/o Intelsat, Ltd.

Wellesley House North, 2nd Floor

90 Pitts Bay Road

Pembroke, Bermuda HM 08

5. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Sixth Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6. Governing Law. THIS SIXTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Sixth Supplemental Indenture.

8. Counterparts. The parties may sign any number of copies of this Sixth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

9. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the date first above written.

INTELSAT (BERMUDA), LTD.

By:
Name:
Title:

INTELSAT JACKSON HOLDINGS, LTD.

By:
Name:
Title:

INTELSAT SUBSIDIARY HOLDING COMPANY, LTD.

By:
Name:
Title:

[Sixth Supplemental Indenture Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Name:
Title:

[Sixth Supplemental Indenture Signature Page]